SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24,2004
                                                         ----------------

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-9624                22-2332039
----------------------------      -------------         ------------------
(State or other jurisdiction      (Commission           (I.R.S.Employer
    of incorporation)              File Number)         Identification No.)



                     211 BENIGNO BOULEVARD
                      BELLMAWR, NEW JERSEY                     08031
               ---------------------------------------       ----------
               (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code: 856-931-8163
                                                            ------------

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

ITEM 5. Other Events and Regulation FD Disclosure.

     International Thoroughbred Breeders, Inc. and its wholly owned subsidiary, Orion Casino Corporation (collectively, the "Company") have entered into a Letter of Intent with Cherry Hill at El Rancho LP, a limited partnership affiliated with Turnberry Associates, providing for monetization (through a sale and a loan) of the promissory note payable to the Company by Turnberry/Las Vegas Boulevard, LLC in the face amount of $23 million (the "Las Vegas Note"). The Letter of Intent sets forth the parties' mutual understanding and agreement in principle with respect to terms and conditions upon which the Company would sell the Las Vegas Note to Cherry Hill at El Rancho LP (the "Buyer").

     The following is a summary of the principal terms of sale of the Las Vegas Note. The summary does not purport to be a complete summary and is qualified in its entirety by reference to the complete Letter of Intent. The Letter of Intent expressly states that it is legally binding upon the parties.

     In exchange for the Las Vegas Note, the Company will receive cash payments from the Buyer of $2.8 million, a non-recourse loan in the amount of $5 million, and a promissory note of indeterminate value and collectibility to be issued by an affiliate of the Buyer. The Company will not be liable for payments of principal on the $5 million loan included in the foregoing purchase price. However, the Company will be obligated to pay interest and fees aggregating $600,000 per year for five (5) years in order to obtain the loan. Closing of our sale of the Las Vegas Note is expected to occur in March, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith:

     Exhibit                   Description
     -------                   -----------
      99.1                     Letter of Intent

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL THOROUGHBRED
                                     BREEDERS, INC.

                                     By: /S/Francis W. Murray
                                         -----------------------------
                                         Francis W. Murray, President and
                                         Cheif Executive Officer


Date:  February 24, 2004

                  INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                                  EXHIBIT INDEX


Exhibit No.           Description of Document
-----------           -----------------------

99.1                  Letter of Intent

                           CHERRY HILL AT EL RANCHO LP
                       19501 Biscayne Boulevard, Suite 400
                               Aventura, FL 33180



                               February ___, 2004



ORION CASINO CORPORATION
c/o International Thoroughbred Breeders, Inc.
211 Beningo Blvd., Suite 210
Bellmawr,  NJ  08031
Attention:  Mr. Francis W. Murray

Dear Fran:

     This letter constitutes a legally binding letter of intent ("Letter of Intent") by and among Cherry Hill at El Rancho LP ("CHER"), Orion Casino Corporation ("Orion") and International Thoroughbred Breeders, Inc. ("ITB") (Orion and ITB being collectively called "Seller") with respect to the purchase of that certain Promissory Note dated May 18, 2000 made by Turnberry/Las Vegas Boulevard, L.L.C. ("Turnberry") and payable to Orion in the principal amount of $23,000,000 (the "Note"). It is the intention of the parties that the terms of this Letter of Intent be binding upon the parties with respect to the matters set forth herein.

     Intending to be legally bound, the parties agree as follows:

     1. Purchase Price. Seller agrees to sell and transfer all of its right, title and interest in the Note, together with the Note Purchase Agreement and Security Agreement related to the Note (the "Security Documents"), to CHER for a purchase price equal to the sum of the face amount of the Note plus the accrued but unpaid interest under the Note as of the closing date (the "Purchase Price"). $2.8 million of the Purchase Price will be payable in cash (the "Cash Portion of the Purchase Price") and the balance will be paid by the funding of the Loan described in paragraph 3 below and by the execution and delivery of the New Note, as defined below. CHER will pay to Orion a $1.4 million deposit (the "Deposit") against the Cash Portion of the Purchase Price upon the execution and delivery by all parties of this Letter of Intent.

          CHER also will facilitate a $5 million loan ("Loan") to Seller as contemplated by paragraph 3 below by the date that is three (3) business days after the date this Letter of Intent is executed and delivered. As collateral security for Seller's performance of its obligations under this Letter of Intent, Seller hereby grants to CHER a security interest in all payments due or to become due under the Note. At the time such Loan is made to Seller, Seller will deliver the Note and the original Security Documents, to Jack Kessler, Esquire, at Buchanan Ingersoll, P.C., One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, who will hold the Note and Security Documents as CHER's pledge agent (the "Pledge Agent") and will be required to either (a) deliver the Note and Security Documents to CHER upon consummation of the Closing (as defined below) or (b) if the Closing does not occur by March 31, 2004, continue

ORION CASINO CORPORATION
February___,2003
Page 2

to hold the Note and Security Documents until the Deposit has been repaid to CHER which repayment shall be required on or before the date that is one (1) year after the date the Deposit was paid, at which time the Note and Security Documents will be returned to Seller. In addition, at the time the Loan is made to Seller, Seller shall deliver to David Petkun, Esquire ("Petkun"), Cozen O'Connor, 1900 Market Street, Philadelphia, PA 19103, an allonge endorsing the Note to CHER, which Petkun will deliver to CHER upon the Closing described below.

          Consummation of the sale of the Note by Seller to CHER (the "Closing") shall occur only after the funding of $5 million in Loan proceeds (less closing costs therefor), as described in paragraph 3 below, and upon (i) payment by CHER to Seller of an additional $1.4 million representing the remaining Cash Portion of the Purchase Price (net of the Deposit); and (ii) delivery of a promissory note (the "New Note") of Soffer/Cherry Hill Partners, LP ("Cherry Hill") in the amount equal to the Purchase Price minus the $2.8 million Cash Portion of the Purchase Price and minus the $5 million Loan amount.

          The New Note will be substantially in the form of the Existing Cherry Hill Note (as herein defined), except that (i) the New Note will bear interest at 18% per annum, (ii) the Participation Interest shall be equal to five percent (5%) of distributable cash flow, (iii) the New Note will be secured by a pledge of Ray Parello's 50% interest in the Boat Company, and all distributions upon and proceeds of sale (except for non-cash proceeds of sale received under the tag-along right described below) of such 50% interest shall be applied to payment of the principal and interest under the New Note (whether or not due); and (iv) the New Note shall require a principal payment equal to $600,000 less the amount of Statue Interest to be made on or before the maturity date of the Loan described in paragraph 3 below, provided that all cash distributions from TCH to Cherry Hill shall be applied to this principal payment until such amount is paid in full .

     2. Subordination of New Note; Security; Acceleration. Except for the $600,000 principal payment described above and any payments realized from the collateral pledged by Ray Parello, which shall not be subordinate in payment or priority, the New Note will be subordinate in payment and priority to all existing and all future indebtedness of Cherry Hill and Turnberry Cherry Hill LLC ("TCH"), including, that certain Promissory Note dated November 29, 2000 made by TCH and payable to GSRT, LLC in the principal amount of $10,000,000 (the "Existing Cherry Hill Note").

          In the event Turnberry should sell the El Rancho property or any affiliate of Jeffrey Soffer should sell its direct or indirect interest in Turnberry on or before July 31, 2005, and realize net proceeds from said sale in excess of $10,000,000, exclusive of the amount of the Note, then Seller may accelerate the payment of the New Note and receive a certain amount in payment therefore as follows: From the net sale proceeds of such sale shall be subtracted (in the case of a sale of the El Rancho property) (i) all expenses of the sale, (ii) all debt on the property exclusive of the Note, and (iii) $10,000,000 payable to Turnberry. The remaining proceeds shall

ORION CASINO CORPORATION
February___,2003
Page 3

be split 50/50 by Turnberry (or such affiliate) and Seller provided Seller shall not receive more than the amount of the Note, less the Cash Portion of the Purchase Price and any amounts paid on the Loan.

     3. Credit Support for Separate Loan. CHER will facilitate the Loan to be obtained by Orion ("Borrower") from ER, LLC ("Lender") in order for Borrower to provide a loan facility to a to-be-formed C corporation that will own and operate a cruise boat (the "Boat Company"). The Loan shall amortize based upon a predetermined schedule, shall bear interest (compounded quarterly) and fees which aggregate $600,000 per year for 5 years (subject to increase due to late payment when a default rate of 18% for 90 days and 24% thereafter, in each case compounded monthly, shall be imposed). In support of such financing, CHER will agree to make payments (and Ray Parello ("Parello") will guaranty such payments) aggregating $5 million, to the Lender in order to satisfy said Borrower's obligations in respect of principal payments under the Loan. Neither the Borrower, Seller nor any other affiliate of Seller will be liable for principal payments of the Loan. However, Parello shall guaranty the Loan and an affiliate of CHER will pledge agreements of sale for certain residential condominium units developed or to be developed by CHER affiliates as collateral for the Loan. The Borrower will be liable for the fees and all interest scheduled to accrue under the Loan assuming timely payments of principal and shall pay same as and when due during the term of the Loan. If the Borrower fails to make any such fee or interest payments, Cherry Hill shall have the right to set off and reduce payments under the New Note, and TCH shall have the right to set off and reduce payments under the Existing Cherry Hill Note, by the amount of interest and fees (and any related penalty or costs), that the Borrower failed to pay. In no event will CHER's, Cherry Hill's and Parello's obligations in connection with the Loan exceed $5,000,000 plus any interest accruing on portions of principal which are not paid when due. Upon full repayment of the Loan, Cherry Hill may thereafter tender, at its sole option, either cash or the residential condominium units which are subject to the Agreements of Sale, or a combination thereof, in payment of any further liability under the New Note. All costs and expenses of obtaining the Loan shall be deducted from the Loan proceeds.

          As additional consideration for the Loan and Parello's guaranty thereof, Parello will receive a fifty percent (50%) "profits" interest in the Boat Company. From and after the date that the entire principal amount of the $5 million Loan and the $600,000 principal payment on the New Note (as described in the last sentence of paragraph 1) have been paid, Parello shall have the right (to be exercised on or before April 1, 2010) to put his 50% interest in the Boat Company to Seller in exchange for the New Note. If while Parello owns a 50% interest in the Boat Company Seller intends to sell all or a portion of its interest in the Boat Company, Parello shall be permitted to "tag along" in such sale. Seller will not be permitted to sell any portion of its interest in the Boat Company unless Parello is able to "tag along." Any interest so acquired by Parello (including all distributions thereon and proceeds of any sale thereof) will also be pledged to secure payment of the New Note.

ORION CASINO CORPORATION
February___,2003
Page 4

          In connection with Parello's interest in the Boat Company, Seller represents and warrants that the Boat Company will be required to comply with certain governing documents, including the terms of Section 5.18 of that certain Amendment to Master Settlement Agreement dated as of October 15, 2003, (the "Amendment") among MJQ Corporation, ITG Vegas, Inc., ITB, International
Thoroughbred Gaming Development Corporation, Francis W. Murray, Francis X. Murray and Donald F. Conway as Chapter 11 Trustee for the Bankruptcy Estate of Robert E. Brennan. Section 5.18 of such Amendment will require the Boat Company, among other things, to guaranty that all net income of the Boat Company be transferred to ITG Vegas, Inc. to the extent of any shortfall in budgeted Free Cash Flow of ITG Vegas, Inc. and also during any Restricted Payment Period (as such terms are defined in said Amendment). It is further understood and agreed that the Boat Company shall be permitted to enter into a bareboat charter with ITG Vegas, Inc. or another affiliate of Orion under terms which are less favorable to the Boat Company than could be obtained from a third party, and Parello, in connection with his interest in the Boat Company, will be required to consent in advance to all such transactions and grant a power of attorney to Francis W. Murray to vote Parello's interest in Boat Company on all matters that may be submitted to a vote of the owners of the Boat Company, notwithstanding any conflict of interest that Mr. Murray may have in connection with the matter to be voted upon. Such power of attorney shall be coupled with an interest and shall remain in full force and effect until the New Note shall have been paid in full

     4. Horse Statues. In addition to the foregoing obligations, but not as a consideration of the foregoing transaction, TCH agrees to pay ITB, in full and final payment for certain horse statutes sold to TCH, the sum of $350,000.00 plus all interest accrued thereon ("Statue Interest"), of which $150,000 shall be payable on or before the date that is three (3) business days after execution and delivery of this Letter of Intent, and the balance of which shall be payable on or before March 31, 2004. Upon receipt of the March 31, 2004 payment, ITB shall execute a release in favor of TCH in a form reasonably acceptable to ITB and TCH.

     5. Representation and Warranties of Orion. Seller hereby represents and warrants that:

     (a) it has full power and authority to enter into this Letter of Intent, and to perform its obligations hereunder;

     (b) it owns all of the legal and beneficial interest in the Note and the Security Documents, and its pledge and ultimate sale of the Note hereunder will be free and clear of any lien, interest or claim of any third party; and

     (c) it is not the subject of any voluntary or involuntary bankruptcy or insolvency proceeding, and, as of the date hereof, it is solvent.

ORION CASINO CORPORATION
February___,2003
Page 5

     6. Deliveries. Seller will deliver the original Note, together with the original Security Documents, to the Pledge Agent simultaneously with the $1,400,000 cash payment made by CHER pursuant to paragraph 1 hereof.

     7. Good Faith Negotiations. The parties hereto agree to negotiate in good faith the documents contemplated by this Letter of Intent and the legal and tax structure for the transaction contemplated hereby on or before the date that is three (3) business days after execution and delivery of this Letter of Intent. Upon receipt a fully executed copy of this Letter of Intent, CHER's counsel will prepare and submit to you for review any other documents contemplated by this Letter of Intent. The parties agree to include in the documents contemplated hereby any appropriate language to ensure the enforceability of all transactions contemplated by this Letter of Intent, including representations with respect to consideration made and received, and the waiver of any rights now existing, or hereafter arising, which any party has, or may in the future acquire, to challenge the enforceability of the transactions.

          Please indicate your agreement to the terms set forth in this Letter of Intent by signing the acceptance set forth below on both copies of this Letter of Intent that are enclosed, and please return one fully executed copy of the undersigned. If this Letter of Intent is not returned fully executed to the Undersigned within three business days after the date hereof, it will expire and will be of no further force and effect. Delivery by telecopier of a duplicate copy of this Letter of Intent as signed by a party shall have the same effect as delivery of this Letter of Intent manually signed by such party.



                             Very truly yours,

                             CHERRY HILL AT EL RANCHO LP

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

ORION CASINO CORPORATION
February___,2003
Page 6



ACCEPTED AND AGREED:

ORION CASINO CORPORATION               INTERNATIONAL THOROUGHBRED
                                       BREEDERS, INC.

By:                                    By:
   ---------------------------------      -------------------------------------
   Francis W. Murray, President           Francis W. Murray, President

ACCEPTED AND AGREED
to acknowledge its agreement
to deliver the New Note pursuant to
paragraph 1:

SOFFER/CHERRY HILL PARTNERS, LP

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ACCEPTED AND AGREED
to acknowledge its agreement
to make the payments required
by Paragraph 4:

TURNBERRY CHERRY HILL LLC

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ACCEPTED AND AGREED to act as Pledge Agent in accordance with Paragraph 1:

------------------------------------
By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------